UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

     Delaware                                                    1-2257                                            13-1394750

(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification No.)

135 East 57th Street, 14th Floor, New York, NY     10022

(Address of principal executive offices)    (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

445 Park Avenue, Suite 2001, New York, NY 10022

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01

Entry into a Material Definitive Agreement

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 14, 2018, Trans-Lux Corporation and its wholly-owned subsidiaries Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation, as borrowers, entered into an Eighth Amendment to the Credit and Security Agreement (“Eighth Amendment”) with SCM Specialty Finance Opportunities Fund, L.P. (“SCM”) as lender, dated July 12, 2016, as amended. The Eighth Amendment waives certain defaults and expected defaults relating to certain financial covenants through test periods ending March 31, 2018 and changes the applicable margin on the revolving loan from 4.0% over the prime rate to 6.0% over the prime rate.

The foregoing description of the Eighth Amendment is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Eighth Amendment , which is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1

Eighth Amendment to Credit and Security Agreement, dated as of March 14, 2018, by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 2018

TRANS-LUX CORPORATION

By:

/s/ Todd Dupee

Name:

Todd Dupee

Title:     Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1

Eighth Amendment to Credit and Security Agreement, dated as of March 14, 2018, by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.

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